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                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ACTV, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                     ACTV, INC.
                                     SUITE 2401
                              1270 AVENUE OF THE AMERICAS
                               NEW YORK, NEW YORK 10020
                                 TEL: (212) 217-1600



                                                          May 3, 2000

Dear ACTV, Inc. Stockholder:

         ACTV, Inc. (the "Company") has scheduled its Annual Meeting of Stockholders to be held on May 19, 2000, at 9:30 a.m., at the Warwick Hotel, 65 West 54th Street, New York, New York. A Notice of the Annual Meeting of Stockholders along with a Proxy Statement outlining the Proposals to be voted upon at the Annual Meeting was sent to the Company's stockholders on or about April 18, 2000.

         Proposal No. 2 asks the stockholders to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 65,000,000 shares to 200,000,000 shares. The Proxy Statement incorrectly described the stockholder vote required to approve that amendment. The stockholder vote required is THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING ON THE RECORD DATE OF MARCH 31, 2000.

         Any stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting of Stockholders. Any stockholder as of the record date of March 31, 2000 who attends the Annual Meeting of Stockholders may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting of Stockholders will not constitute revocation of a previously given proxy.

         If you have any questions or wish to obtain another copy of the Proxy Statement, you may telephone the Secretary of the Company at (212) 217-1600.



                                                 Yours truly,


                                                 ACTV, INC.